June 23, 2015

The Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
9605 Scranton Rd. Suite 801
San Diego, CA 92121

Re:  Audit of Fresh Healthy Vending International, Inc. (the "Company") as of and for the year ended June 30, 2015 and SAS No. 100 quarterly reviews as of September 30, 2015, December 31, 2015 and March 1, 2016.

We are pleased to confirm our understanding of the services we are to provide for Fresh Healthy Vending International, Inc. (the "Company") as of and for the year ending June 30, 2015. The following is a detailed description of the services that we will provide to the Company, as well as our estimated professional fees that relate to such services. This engagement letter (which is sometimes hereinafter referred to as the "Agreement") is subject to completion of our acceptance or continuance procedures in accordance with professional standards and the policy of Anton & Chia, LLP ("A&C" or the "Firm").

Audit Services
We will audit the balance sheet of the Company as of June 30, 2015 and the related statements of operations, stockholders' equity and cash flows for the year then ended.

The objective of our audit is the expression of an opinion about whether such financial statements are fairly presented, in all material respects, in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Our audit will be conducted in accordance with the applicable standards established by the Public Company Accounting Oversight Board ("PCAOB"), and will include tests of your accounting records and such other procedures as we consider necessary to enable us to form an opinion. If our opinion is other than unqualified, we will discuss the reasons with you in advance. If, for any reason, we are unable to complete an audit of the Company's financial statements, or are unable to form or have not formed an opinion, we will not issue any report on such financial statements as a result of this engagement.

Our procedures will include tests of documentary evidence supporting the transactions recorded in the accounts and direct confirmation (as deemed appropriate in our professional opinion) of cash, accounts receivable and certain other assets and liabilities by correspondence with selected customers, creditors and banks. We will request written representations from your attorneys as part of the engagement, and they may bill you for responding to this inquiry. At the conclusion of our audit, we will require certain written representations from management about the financial statements and related matters.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements; therefore, our audit will involve judgment about the number of transactions to be examined and the areas to be tested. Also, we will plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of misstatements that, in our judgment, could have a material effect on the financial statements, whether from errors, fraud, or other illegal acts. However, because of the concept of reasonable assurance and since we will not perform a detailed examination of all transactions, there is a risk that material misstatements of the financial statements (whether caused by error, fraud, or other illegal acts) and significant deficiencies and/or material weaknesses in internal control may exist and not be detected by us. However, we will inform you of any material errors and any fraud that comes to our attention. We will also inform you of any other illegal acts that come to our attention, unless they are clearly inconsequential. Our responsibility as auditors is limited to the period covered by our audit, and does not extend to any later periods for which we are not engaged as auditors.

By your signature below, you acknowledge that you are responsible for the design and implementation of programs and controls to prevent and detect fraud, and for informing us about all known or suspected fraud affecting the Company that involves management, employees who have significant roles in internal control, or others where the fraud could have a material effect on the financial statements. You are also responsible for informing us of your knowledge of any allegations of fraud or suspected fraud affecting the Company received in communications from employees, former employees, analysts, regulators, short sellers or others. In addition, management is responsible for identifying and ensuring that the Company complies with all applicable laws and regulations, including Federal and state securities laws. You agree to confirm your understanding of your responsibilities defined in this Agreement to us in the management representation letter.

Our audit will include obtaining an understanding of internal control sufficient to plan the engagement and to determine the nature, timing and extent of audit procedures to be performed. As noted above, an audit of financial statements is not designed to provide any assurance on internal control or to identify material weaknesses or significant deficiencies in the design or operation of internal control. However, we will communicate in writing to the Audit Committee and management any significant deficiencies and material weaknesses relating to internal control over financial reporting ("ICFR") identified while performing our audit. Any significant deficiency or material weakness identified because the Audit Committee's oversight of the Company's external financial reporting and ICFR is ineffective will be communicated in writing to the Company's board of directors.

We are responsible for communicating with the Audit Committee about certain other matters related to our audit, including (1) our responsibilities under the standards of the PCAOB; (2) information relating to our independence with respect to the Company; (3) the Company's critical accounting policies; (4) the quality of the Company's accounting principles; (5) management's judgments and sensitive accounting estimates; (6) significant audit adjustments; (7) any disagreements with management about matters that could be significant to the Company's financial statements or our audit report; (8) any consultations management made with other accountants; (9) any issues discussed with management prior to our retention; (10) any significant difficulties encountered in performing the audit; (11) other information in documents containing audited financial statements, such as the Company's annual report; and (12) other matters as considered necessary. Further, we are responsible for ensuring that the Audit Committee receives copies of certain written communications between us and management, including management representation letters and written communications on accounting, auditing, internal control or other matters.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

Management is responsible for the financial statements, for making all financial records and related information available to us, and for the accuracy and completeness of that information. We may advise you about appropriate accounting principles and their application, but the responsibility for the financial statements remains with the board of directors and management. Such responsibility includes the establishment and maintenance of adequate records and effective ICFR, the selection and application of accounting principles and the safeguarding of assets.

Management is also responsible for adjusting the financial statements to correct material misstatements and for confirming to us in the management representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole.

With regard to electronic filings, such as with the SEC's Electronic Data Gathering Analysis and Retrieval ("EDGAR") system or the World Wide Web area of the Internet, you understand that electronic sites are a means of distributing information and, therefore, we are not required to read the information contained in these sites or to consider the consistency of other information in the electronic site with the original document.

We are required to review the content of your Form 10-K in relation to the audited financial statements. It is our understanding that you will be filing Form 10-K with audited financial statements electronically via EDGAR with the SEC no later than 105 calendar days after the end of your fiscal year. In that regard, you agree that A&C shall have at least ten business days to review such filing, including the audited financial statements, before transmittal to the EDGAR system.

We understand that management of the Company and its legal counsel will prepare the Form 10-K in its entirety. It is also our understanding that your employees will prepare the schedules and confirmations we will request under separate cover, and will locate the documentation we select for testing. If any of the required records are incomplete or initially unavailable, we will compile a list of the incomplete information and present it to management for review and resolution.

Reporting to the Audit Committee
Under the Sarbanes-Oxley Act of 2002 (the "Act"), each registered accounting firm is required to enhance its communications with the Company's Audit Committee, including the communication that "… all alternative treatments of financial information within generally accepted accounting principles have been discussed with management officials…" and the delivery of all material written communications between our Firm and Company management.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

Certain PCAOB Professional Standards Governing Auditors of Public Companies
In April 2003, the PCAOB adopted as their interim professional standards the auditing and certain other professional standards of the American Institute of Certified Public Accountants (the "AICPA") as they existed at that time. Within the public accounting profession, the auditing standards of the AICPA had typically been referred to in the United States of America as generally accepted auditing standards, which are sometimes hereinafter collectively referred to as "GAAS." Such standards include a series of pronouncements known as Statements of Auditing Standards. Any Statement of Auditing Standards ("SAS") cited in this engagement letter is intended to reference the applicable professional standard adopted/amended by the PCAOB as described in this paragraph.

Quarterly SAS 100 Reviews

We shall also perform a review of the Company's interim financial statements and Form 10-Q filings for the three quarters ending September 30, 2015, December 31, 2015 and March 1, 2016 in accordance with the professional requirements of SAS No. 100 ("SAS 100"). SAS 100 is the professional standard governing an independent accountant's review of interim financial information or financial statements of public entities. The procedures for conducting a review of interim financial statements are generally limited to inquiries and analytical procedures, rather than search and verification procedures, concerning significant accounting matters relating to the financial information to be reported. Such procedures are substantially less in scope than an audit conducted in accordance with applicable PCAOB standards. Thus, a SAS 100 review does not provide any assurance that all significant matters that might be uncovered in an audit will come to the accountant's attention. Accordingly, there is a risk that (i) misstatements of the Company's interim financial statements (whether from errors, fraud or other illegal acts) that could have a direct and material effect on such financial statements and (ii) significant deficiencies and/or material weaknesses in ICFR may exist and not be detected by us during a SAS 100 review. We will not express an opinion on the Company's interim financial statements as a result of any SAS 100 review.

Unless our review is mentioned in an SEC filing, neither professional standards nor SEC rules require that we issue a written report as a result of a SAS 100 review. However, if a written (unmodified) report is issued, it will only provide negative assurance that no material modifications are necessary in order for the unaudited interim financial statements to be in material conformity with GAAP. Such financial statements and other information contained in the Form 10-Q filings remain the responsibility of Company management.

We understand that management of the Company and its legal counsel will prepare all of the Form 10-Q filings in their entirety. It is also our understanding that the Company's employees and/or consultants will prepare all account analyses, provide any other schedules or reports we request, respond to inquiries and will locate any documents selected by us for review.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

We will provide the Company's management with a preliminary list of schedules and information needed to perform the SAS 100 reviews. If any of the required records or responses are incomplete or initially unavailable, we will compile a list of the incomplete information and present it to management for review and resolution.

Non-Attest Services

During the course of our work, the Company may request our assistance with certain non-attest services such as income tax services and consultation regarding the requirements of Section 404 of the Act and the related rules as they relate to management's assessment of the Company's ICFR. We will be pleased to provide the requested assistance, provided that the non-attest services do not violate independence guidelines established by the PCAOB and/or the SEC and that such services are approved in advance by the Company's Audit Committee, board of directors or management, as appropriate. To assist the Audit Committee/board of directors in making an informed decision as to how (if at all) the performance of internal control-related services may affect the Firm's independence. We will (i) submit to the Audit Committee/board of directors a written description of the scope of the proposed internal control-related service and (ii) discuss with the Audit Committee/board of directors the potential effects of such service on the Firm's independence.

Regarding any non-attest services, the Company agrees to be responsible for (a) making all management decisions and performing all management functions; (b) designating an individual who possesses suitable skill, knowledge and/or experience (preferably within senior management) to oversee the services; (c) evaluating the adequacy and results of the services performed; and (d) accepting responsibility for the results of the services.

The fees for non-attest services, which are not included in the fee estimate set forth below, will be billed on an hourly basis.

Tax Services
If applicable, income tax services will be covered under a separate engagement letter.

SEC Filing Deadlines
We will work diligently to meet the filing deadlines for the Company's Form 10-K and Form 10-Qs. However, due to the nature of our work, we cannot be responsible for any late SEC filings that result from factors beyond our control.

As discussed herein, the engagement contemplated by this Agreement anticipates a certain level of assistance and cooperation by Company personnel. This is an essential condition to our completion of the engagement, and will permit us to conduct our work effectively and efficiently.  Failure by your personnel to do so on a timely and accurate basis could result in the Company being unable to meet the deadlines referenced in the preceding paragraph, prevent us from completing the engagement, and/or may be grounds for suspension of our services or the Firm's withdrawal from this engagement.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

Registration Statements

Management may request that one or more of our audit reports be included or incorporated by reference in the Company's registration statement, reverse mergers, registered directs, etc. Assuming we are independent (when required by SEC rules) at the time and subject to the matter discussed in the following paragraph, we shall perform any required consent review in accordance with the professional requirements of SAS No. 37 ("SAS 37") relating to events subsequent to the date of our most recent audit report on the Company's financial statements and as close as practicable to the filing dates and the effective date of any registration statement the Company may file with the SEC. SAS 37 is the professional standard governing the auditors' responsibilities when an audit report is included in a registration statement filed under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

When we sign a consent, we are effectively re-issuing (though not necessarily re-dating) an audit report. Therefore, if the Company is not currently a client when we are asked to issue a consent in connection with a registration statement, any such engagement is subject to our engagement acceptance procedures in accordance with Firm policy and professional standards. Under the circumstances described in the preceding sentence, neither professional standards nor SEC rules require the Firm to issue a consent. All time incurred for consent reviews, registration statements, reverse mergers, registered directs, comment letters, etc. will be billed at our standard hourly rates.

The procedures for conducting a consent review are generally limited to (a) inquiries of and obtaining written representations from officers and other executives about (i) any information that would cause management to believe that any of their previous representations should be modified or (ii) whether any events have occurred that might have a material effect on the audited financial statements included in the registration statement, (b) updating legal confirmations, (c) reading minutes of meetings of the Company's stockholders and board of directors, (d) reading the Company's financial statements (including, when applicable, internally prepared financial statements) dated subsequent to the most recent financial statements we audited, (e) reading the entire registration statement, and (f) other procedures as considered necessary under the circumstances.

The procedures described in the preceding sentence are distinguished from search and verification procedures concerning significant accounting matters relating to the financial information to be reported. SAS 37 procedures are substantially less in scope than an audit in accordance with GAAS, and differ from a review in accordance with SAS 100. Thus, a consent review does not provide any assurance that all significant matters that might be uncovered in an audit or a SAS 100 review will come to our attention. Consequently, there is a risk that (i) misstatements of the Company's financial statements (whether from errors, fraud or other illegal acts) that could have a direct and material effect on such financial statements and (ii) significant deficiencies and/or material weaknesses in ICFR may exist and not be detected by us during a SAS 37 consent review.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

We understand that management of the Company and its legal counsel will (1) prepare the registration statement in its entirety and (2) keep us informed on an ongoing basis of the current status of the aforementioned SEC filing, from the original submission date through its effective date. In connection with the responsibility described in the preceding sentence, the Company agrees to promptly supply us with any comment letter or other communication received from the SEC relating to any financial statements or other information with which our audit report is associated, and to provide us with a copy of management's proposed response for our review before such response is submitted. It is also our understanding that the Company's employees and/or consultants will prepare all account analyses, provide any other schedules or reports we request, respond to our inquiries and will locate any documents requested by us for the consent review. We will provide management with a preliminary list of schedules and information needed to perform the SAS 37 consent review. If any of the required records or responses are incomplete or initially unavailable, we will compile a list of the incomplete information and present it to management for review and resolution.

Professional Fees - Audit and Quarterly Reviews
Our fees will be based on the actual time required at our standard hourly rates. Our invoices will include our standard administrative charge of 5%, plus travel and other out-of-pocket expenses related to the engagement. Our invoices for services are due when rendered, and interim billings may be submitted (usually on a monthly basis) as work progresses and expenses are incurred. Invoices are considered past due thirty days after the invoice date. Past due invoices are subject to the lesser of our current monthly late charge (1.25 % per month), which is subject to change, or the maximum charge permitted by applicable law. Failure to remit payment for past due services may result in deferral of further work or termination of our engagement. In the event that collection procedures are required, the Company agrees to be responsible for all expenses of collection including related attorneys' fees.

If additional time is required and/or our fieldwork is interrupted or postponed due to the Company being unprepared thereby causing lost time, there may be additional charges billed at our standard hourly rates.

We estimate professional fees as follows (excluding out-of-pocket expenses, travel expenses, etc.):

Audit of the June 30, 2015 financial statements	$ 35,000

SAS No. 100 quarterly reviews as of September 30, 2015 and
December 31, 2015 and March 31, 2016 ($7,500 each)	22,500

5% Admin Fee	Waived

Total Fees	$ 57,500

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

Our fee estimates for these services are contingent upon the Company providing all necessary schedules, drafting the financial statements, preparing Forms 10-K and 10-Q in their entirety, and providing the supporting documents requested by A&C. The fee estimate is based on anticipated cooperation from your personnel, and the assumption that unexpected circumstances will not be encountered during the engagement. The above fees are also based on our knowledge of the Company's current business activities, and any additional hours due to significant changes in the Company's business activities will be billed at our standard hourly rates. If significant additional time is necessary, we will keep the Company's management informed of any problems we encounter, and our fees will be adjusted accordingly, only after agreement by the Company's management.

As stated above, our invoices for services are due when rendered, but in no case are the fees for audit and review services payable any later than the following: $35,000 for the audit, $7,500 for the review of the above fee paid upon acceptance of this engagement letter or before we book our travel plans to complete the audit and the balance of all fees paid before we allow the issuance of our report with the Form 10-K or our consent to file with the Form 10-Q. If our fees are not paid in full before the Company proposes to file its Form 10-K or Form 10-Q, A&C reserves the right to not issue its audit report or (as applicable) withhold its approval to file the Company's quarterly report. In the event that our field work is never completed (for any reason) and/or the Company does not file its Form 10-K or Form 10-Q for the applicable year or quarter, all incurred and invoiced fees are payable by the Company.

You may terminate our services at any time, with or without cause, provided only that our invoices for services rendered through the date of termination shall be paid. We may terminate or suspend our services for nonpayment of our fees or by reason of professional considerations which in our judgment make it inappropriate to continue the engagement. As referenced in the preceding sentence, "professional considerations" include the condition of the Company's accounting and other business records, the availability of sufficient, competent evidential matter, and any indications of a significant risk of undetected material misstatements which prevent us from completing the engagement.

Professional Fees - Registration Statements

Our fees to perform a consent review, Form S-1, Form 8-K, SEC comment letters, etc. will be based on the actual time required at our standard hourly rates. In addition to professional fees, our invoices will include our standard administrative charge of 5%, plus travel and other out-of-pocket expenses related to the engagement. Our standard hourly rates vary according to the degree of responsibility involved and the experience level of the personnel assigned to the work. Our invoices for these fees will be rendered as work progresses, and are due when rendered. Past due invoices are subject to the lesser of our current monthly late charge (see above), which is subject to change, or the maximum charge permitted by applicable law. In accordance with Firm policy, work may be suspended if your account becomes overdue and will not be resumed until your account is paid in full. In the event that collection procedures are required, the Company agrees to be responsible for all expenses of collection including related attorneys' fees.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

Disputes
With the sole exception of a fee dispute of less than $50,000 (referenced below), any dispute, claim, controversy, complaint or cross-complaint in any manner arising from or related to, or asserted as an off-set against amounts charged under, this Agreement shall be submitted to resolution by arbitration before the Orange County, California office of JAMS/Endispute. Arbitration shall be binding and final. The arbitration shall be governed by JAMS' Comprehensive Arbitration Rules and Procedures. In agreeing to arbitration, we both acknowledge that in the event of a dispute over fees in excess of $50,000, each of us is giving up the right to have the dispute decided in a court of law before a judge or jury, as well as any right to appeal, and instead are accepting the use of binding arbitration for resolution. The arbitrator may, in the award, allocate in whole or in part the fees and costs of the arbitration, including the fees of the arbitrator, and order in whole or in part recovery of the reasonable attorneys' fees of the prevailing party. The arbitrator shall not have authority to award punitive damages, any claim for which is hereby waived. The arbitrator may not award non-monetary or equitable relief of any sort. In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitrator have the power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrator may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements. Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interests. Judgment on the award may be entered by any court having appropriate jurisdiction.

For a dispute involving solely a dispute of fees of $50,000 or less, we agree to resolve the matter in the Superior Court of Orange County, California or Small Claims Court, whichever is appropriate (This exception shall not affect the fact that any other or additional dispute, claim, controversy, complaint or cross-complaint shall be arbitrated in accordance with the terms set forth in the preceding paragraph.).

Record Retention and Ownership of/Access to Workpapers
It is our Firm's policy to retain the workpapers (as defined below) related to this engagement for seven years after the related services have been performed. A&C does not retain any original client records; so we will return such records (including any "supporting records," as defined below) to you at the completion of the services rendered under this engagement.  We may request a signed itemized receipt in connection with delivering the records described in the preceding sentence. When such records are returned to you, it is the Company's responsibility to retain and protect its accounting and other business records for future use, including potential review by any government or other regulatory agencies. By your signature below, you acknowledge and agree that upon the expiration of the seven-year period A&C shall be free to destroy our workpapers related to this engagement.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

As defined by the AICPA, "workpapers" include (but are not limited to) audit programs, analytical audit/review schedules, and statistical sampling results, analyses and schedules prepared by Company personnel at our request.  The term workpapers also includes documentation as defined by PCAOB Auditing Standard No. 3, and "audit documentation" as defined by the California State Board of Accountancy (the "State Board"). Based on the State Board's regulations, "workpapers" do not include records which would ordinarily constitute part of your books and records and that are not otherwise available to the Company.  An example of the records described in the preceding sentence are "supporting records," which are defined by the AICPA as information not reflected in the Company's books and records that is otherwise not available to you, with the result that the Company's financial information is incomplete without such documents. [For example, supporting records include adjusting journal entries (and the computations supporting such entries) proposed by the Firm in relation to this engagement.]  It is the responsibility of management to determine that all supporting records are properly reflected in the Company's books and records.

Engagement workpapers are the property of A&C, and will not be provided to any third parties unless the Firm is required to do so by state or federal law and/or contractual agreement.  In our sole discretion, upon your request, we may provide the Company with copies of certain engagement workpapers (some or all of which may be redacted) if the Firm is reasonably compensated for the time and expenses incurred to retrieve and copy such documents.  We are also entitled to charge a reasonable fee for accessing and copying Company-provided records before returning them to you, and for copying supporting records before providing those documents to the Company.

Subpoena or Summons for Information in A&C's Possession
If, in relation to pending or possible litigation, a regulatory investigation/informal inquiry, or an administrative, arbitration or similar proceeding to which the Firm is not a party, we receive a validly issued and enforceable subpoena or summons requesting that we (1) produce any of our workpapers or other documents in our possession relating to this (or a prior or future) engagement, (2) provide other information about any such engagement, and/or (3) testify about any such engagement, we will notify the Company prior to responding to it if we are legally allowed to do so. If management does not take any legal action within the time permitted for us to respond, or if such action does not result in a judicial order protecting us from providing the requested documents and/or information, we may construe the inaction or failure as the Company's consent to comply with such request. Under these circumstances, we will release the requested documents and/or provide the requested information. In certain proceedings, an accountant-client privilege may exist. However, you agree that we are not under any obligation to assert such privilege to prevent the release of Company information.

If the above occurs, our efforts to comply with such demands or requests will be deemed a separate engagement and accordingly we shall be entitled to compensation for our time and reimbursement of our reasonable out-of-pocket expenses (including any legal fees) in complying with any such demand or request. However, nothing discussed herein is intended to relieve us of our duty (except as otherwise required by applicable law) to observe the confidentiality requirements of the public accounting profession in the United States of America.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

Confidentiality
This letter shall serve as the Company's authorization for the use of e-mail and other electronic methods to send and receive information, including confidential information, between the Firm and the Company and between the Firm and any outside specialists or other entities/persons engaged by either the Company or the Firm. The Company acknowledges that e-mail travels over the public Internet, which is not always a secure means of communication; thus, the confidentiality of the transmitted information could be compromised through no fault of the Firm. The Firm will employ commercially reasonable efforts and take appropriate precautions to protect the privacy and confidentiality of the transmitted information described in this paragraph.

Under the Act, accounting firms that audit public companies must register with the PCAOB (Our registration application was approved in April 2009). That process included a requirement that the Firm waive certain rights to withhold documents and/or testimony related to any investigations that might be initiated by the PCAOB. Such waiver could result in the dissemination of information that would otherwise have remained confidential. While PCAOB investigations are intended to be confidential, it is in the nature of investigations that confidential information could be released by the mere act of asking questions. As part of this engagement letter, we felt it important that the Company be aware of this possibility and understand that we cannot be held accountable for information disclosed pursuant to a PCAOB investigation.

Other Matters
If we are asked to perform a SAS No. 8 "reading" review of a Form 10-K of the Company (as contemplated by GAAS) when the Company is not currently a client, any such engagement is subject to our engagement acceptance procedures in accordance with Firm policy and professional standards. Under the circumstances described in the preceding sentence, neither professional standards nor SEC rules require that the Firm give its permission to include in the Company's Form 10-K our audit report on any financial statements of the Company.

A&C is a limited liability partnership comprised of both certified public accountants and certain partners and/or principals who are not currently licensed as CPAs. Such partners and principals may participate in the engagement to provide the services described in this engagement letter.
Any provision of this Agreement that could otherwise impair the Firm's independence under the current rules of the SEC and/or the standards of the PCAOB is null and void. If any of the provisions in this Agreement are determined to be invalid or unenforceable, the remaining provisions shall remain in effect and binding on the parties to the fullest extent permitted by law.

Except as expressly provided herein, this Agreement does not modify the terms or provisions of any other engagement letter for professional services issued by the Firm which was agreed to by the Company before the date noted below.

We are available to meet with you and other members of the Board or management to discuss current business, operational, accounting and auditing matters affecting the Company. Whenever you feel such meetings are desirable, please let us know. Subject to the independence requirements of our profession, we are prepared to provide services to assist you in any of these areas. We will also be pleased, at your request, to attend the shareholders' meetings.

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

We appreciate this opportunity to be of service to the Fresh Healthy Vending International, Inc. and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms of our engagement as described in this letter, please sign the enclosed duplicate original and return it to us.

Sincerely,

ANTON & CHIA, LLP

Gregory A. Wahl, C.P.A.
Firm Founder and Managing Partner

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

RESPONSE:

This letter correctly sets forth the understanding of Fresh Healthy Vending International, Inc.:

/s/ Arthur S. Budman	July 24, 2015
Signature	Date

Arthur S. Budman	Chief Executive Officer
Name	Title

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com

Board of Directors
c/o Arthur S. Budman
Chief Executive Officer
Fresh Healthy Vending International, Inc.
June 23, 2015

Payment Information:

Account Name:	Anton & Chia, LLP
Billing Address:	3501 Jamboree Road, Suite 540, Newport Beach, CA 92660
Routing Number:	3222-71724
Account Number:	206267015
International
Routing Number:	CITI US 33 (SWIFT)
Bank Address:	5511 Alton Pkwy, Irvine CA 92618
Bank:	CITI BANK

3501 Jamboree Road, Suite 540 Newport Beach, CA 92660 Tel. 949.769.8905 Fax: 949.623.9885 info@ancsecservices.com